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                                                                   EXHIBIT 10.16

                                SECOND AMENDMENT
                    TO THE EXECUTIVE SUPPLEMENTAL RETIREMENT
                        AGREEMENT DATED OCTOBER 20, 1999

     This Amendment, made and entered into this 23 day of March, 2004, by and between Gwinnett Banking Company, a bank organized and existing under the laws of the State of Georgia, hereinafter referred to as the "Bank," and John T. Hopkins, III, an Executive of the Bank, hereinafter referred to as the "Executive," shall effectively amend the Executive Supplemental Retirement Agreement dated October 20, 1999, as specifically set forth herein. Said agreement shall be amended as follows:

     1.) Subparagraph I (D), Early Retirement Date, shall be deleted in its entirety.

     2.) Subparagraph II (B), Early Retirement, shall be deleted in its entirety.

     3.) Any and all references to Early Retirement, Early Retirement Age and/or Early Retirement Date shall be deleted throughout the entire Executive Supplemental Retirement Agreement.

     4.) Subparagraph II (C), Termination of Service, shall be deleted in its entirety and replaced with the following:

     C.   Termination of Service:

          Subject to Subparagraph II (E), upon a Termination of Service, the Executive shall be entitled to receive one hundred percent (100%) of the Bank's accrued liability balance.

     This Amendment shall be effective the 1st day of January, 2004. To the extent that any term, provision, or paragraph of said agreement is not specifically amended herein, or in any other amendment thereto, said term, provision, or paragraph shall remain in full force and effect as set forth in said October 20, 1999 Agreement.

     IN WITNESS WHEREOF, the parties hereto acknowledge that each has carefully read this Amendment and executed the original thereof on the first day as set forth hereinabove, and that, upon execution, each has received a conforming copy.

                               GWINNETT BANKING COMPANY
                               Lawrenceville, GA

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


/s/ Gail L. Dale               By: /s/ Larry D. Key                President
----------------------------       -----------------------------   Title
Witness


/s/ Beth R. Tynan              /s/ John T. Hopkins III
----------------------------   ---------------------------------
Witness                        John T. Hopkins, III
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